Exhibit 10.6

MODIFICATION OF TRANSACTION DOCUMENTS

THIS MODIFICATION OF TRANSACTION DOCUMENTS (this “Agreement”) is entered into as of May 4, 2012 by and between TRI-VALLEY CORPORATION, a Delaware corporation (“Debtor”), and GEORGE T. GAMBLE 1991 TRUST (“Purchaser”) to amend that certain Amended and Restated Pledge and Security Agreement dated as of March 30, 2012 by and between Debtor and Purchaser (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, “Pledge Agreement”) and the First Purchase Agreement (as hereinafter defined), in respect of the 14% Senior Secured Note dated as of  March 30, 2012 (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, “First Note”), and the 14% Senior Secured Note dated as of May 4, 2012 (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, “Second Note”), each issued by the Debtor and payable to Purchaser (collectively, “Notes”).  All capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Pledge Agreement unless otherwise stated.

RECITALS

A.            Purchaser purchased: (i) the First Note pursuant to the terms of that certain Senior Secured Note and Warrant Purchase Agreement dated as of March 30, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “First Purchase Agreement”), and (ii) the Second Note pursuant to the terms of that certain Senior Secured Note and Warrant Purchase Agreement dated as of May 4, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “Second Purchase Agreement”, and together with the First Purchase Agreement, the “Purchase Agreements”).

B.            Under the terms of the First Purchase Agreement, Debtor executed and delivered the Pledge Agreement in favor of the Purchaser.

C.            Under the terms of the Second Purchase Agreement, Debtor is required to execute and deliver this Agreement to modify certain terms and conditions of the First Purchase Agreement and the Pledge Agreement.

NOW THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Debtor agree as follows:

1.             Amendments to the Pledge Agreement.   The following sections of the Pledge Agreement shall be amended as follows:

(a)           The introduction of the Pledge Agreement is hereby deleted in its entirety and replaced with the following:

“THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of March 30, 2012 (the “Effective Date”), is by and between TRI-VALLEY CORPORATION, a Delaware corporation (“Debtor”), and GEORGE T. GAMBLE, TRUSTEE OF THE GEORGE T. GAMBLE 1991 TRUST (“Purchaser”). All capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Schedule 3 attached hereto, and if not defined therein, the meanings set forth in the First Purchase Agreement (as defined hereinafter) unless otherwise stated.”

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(b)           Recitals A, B, C, D, E and F of the Pledge Agreement are hereby deleted in their entirety and the following shall be substituted in place thereof:

“A.           Previously, Debtor granted to Purchaser, among other parties, as secured party, a security interest in certain of its property and assets, including a pledge of 100% of the stock of its Subsidiaries, pursuant to that certain Pledge and Security Agreement dated as of November 10, 2011 (the “Original Agreement”).

B.           Under the terms of the First Purchase Agreement, Debtor has agreed to amend and restate the Original Agreement to, among other things, grant to Purchaser, as secured party, a security interest in certain of its property and assets as set forth herein, including a pledge of 100% of ownership interests in all of its Subsidiaries, including without limitation, the Select Securities and the TVOG Securities.

C.           As a condition precedent to issuance of the First Note, the Debtor is required to execute and deliver this Agreement.”

(c)           Section 5(b)(iv) of the Pledge Agreement is hereby deleted in its entirety and replaced with the following:

           “(iv) each party acquiring Pledged Securities that is required to pledge the equity interests of each Subsidiary pursuant to Sections 6.1(i) of each of the Purchase Agreements, shall execute and deliver a Supplement in the form of Schedule 2 attached hereto.”

(d)           Section 9 of the Pledge Agreement is hereby deleted in its entirety and replaced with the following:

“9.           Events of Default.  An Event of Default under the First Purchase Agreement or the Second Purchase Agreement shall be an “Event of Default” hereunder.”

(e)           Schedule 2 of the Pledge Agreement is hereby deleted in its entirety and replaced with the Schedule 2 attached hereto.

(f)           The Pledge Agreement is hereby amended by inserting the Schedule 3 attached hereto as a new Schedule 3 thereto immediately following Schedule 2 thereto.

(g)           After giving effect to each of the modifications set forth above in this Section 1, every occurrence in the Pledge Agreement of the term (i) “the Purchase Agreement” shall be deleted in its entirety and replaced with the term “the Purchase Agreements”, and (ii) “Note” shall be deleted in its entirety and replaced with the term “Notes”.

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2.             Amendments to the First Purchase Agreement.  The following sections of the First Purchase Agreement shall be amended as follows:

(a)           The definition of “Transaction Documents” in Section 1.3 of the First Purchase Agreement shall be deleted in its entirety and the new definition set forth below shall be substituted in replacement thereof:

“This Agreement, Additional Purchase Agreement (as defined below), the Security Agreement, the Assignment Agreement, the Deed of Trust, the Guaranty, the Royalty Interests Assignment, the Note, the Additional Note (as defined below), the Registration Rights Agreement, the Warrant, the Additional Warrant (as defined below) and other documents and instruments executed in connection herewith, including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, are collectively referred to as the “Transaction Documents.” The “Additional Note” shall refer to that certain Promissory Note dated as of April 3, 2012 in the initial principal amount of $1,500,000.00 executed by the Debtor and made payable to the Purchaser, the “Additional Warrant” shall refer to that certain Warrant to Purchase Shares of Common Stock of Tri-Valley Corporation dated as of May 4, 2012 issued by Debtor in favor of Purchaser, and the “Additional Purchase Agreement” shall refer to that certain Senior Secured Note and Warrant Purchase Agreement dated as of May 4, 2012, each as amended, restated, supplemented, replaced, or otherwise modified from time to time.”

(b)           Section 6.1(i) of the First Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(i)           cause each Subsidiary of the Company acquired or created after the date of this Agreement (each, a “Supplemental Guarantor”) to become a guarantor by executing and delivering to the Purchaser the form of Assumption Agreement (Guaranty) attached as Annex 1 to the Guaranty promptly after acquisition or creation of such Subsidiary, and (ii) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates as are similar to those described in Section 1.3(k).  With respect to each such Supplemental Guarantor, the Company shall (A) promptly send to Purchaser (1) written notice setting forth with respect to such Person the date on which such Person became a Subsidiary of the Company, (2) all of the data with respect to the ownership of such Subsidiary, and (3) a pledge by the appropriate Person of all of the equity interests of each Subsidiary (including, without limitation, to the extent certificated, delivery of original stock certificates or other certificates evidencing the equity interests of such entity, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof), and (B) execute and deliver such other additional documents and certificates as shall reasonably be requested by the Purchaser.”

(c)           Section 7.1 of the First Purchase Agreement shall be amended by (i) replacing the period at the end of Section 7.1(h) with a semicolon, and (ii) adding thereafter a new Section 7.1(i) as follows:

“(i)           an event of default under the Additional Purchase Agreement shall occur.”

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(d)           After giving effect to each of the modifications set forth above in this Section 2, in the First Purchase Agreement, every subheading at the fourth level in Sections 6.1(b), (d), and (h) and 6.2(b) (those subsections numbered A, B, C, or D) shall be replaced with subheadings i, ii, iii, or iv, respectively.

3.             Conditions Precedent to Effectiveness of this Agreement.  This Agreement shall become effective when, and only when, Purchaser shall have received:

(a)	The following documents, fully executed by all of the parties thereto, in form and substance satisfactory to Debtor, in Debtor’s sole discretion:

(i)          this Agreement;
(ii)         the Second Purchase Agreement;
(iii)        the Second Note;
(iv)        that certain Warrant to Purchase Shares of Common Stock of Tri-Valley Corporation dated as of even date herewith issued by Debtor in favor of Purchaser;
(v)         that certain Amendment and Modification of Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing, and Financing Statement dated as of even date herewith by and between TVOG and Purchaser;
(vi)        that certain Guaranty Agreement dated as of even date herewith executed by TVOG and Select Resources in favor of Purchaser;
(vii)       that certain Registration Rights Agreement and that certain side letter relating to same, each by and between Purchaser and Debtor and dated as of even date herewith; and
(viii)      the Ratification and Affirmation of Guarantor attached to this Agreement duly executed by TVOG and Select Resources.

(b)
resolutions of the Board of Directors (or other appropriate governing authority) of each of Debtor, TVOG and Select Resources authorizing the execution, delivery and performance of this Agreement and any other documents signed in connection herewith, together with an incumbency certificate of an authorized officer, the Bylaws of each of Debtor, TVOG and Select Resources, and updated, certified copies of Certificates of Formation and Certificates of Legal Existence and Good Standing of each of Debtor, TVOG and Select Resources;

(c)	evidence that no default or Event of Default has occurred and is continuing; and

(d)	no material adverse change in the Debtor’s financial condition or assets has occurred and is continuing.

4.	Representations and Warranties of Debtor. Debtor represents and warrants as follows:

(a)
It is duly authorized and empowered to execute, deliver and perform this Agreement and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Agreement has been duly and effectively taken;

(b)
After giving effect to this Agreement, the representations and warranties contained in the Purchase Agreement and any other Transaction Documents executed by it in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made;

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(c)	After giving effect to this Agreement, no event has occurred and is continuing which constitutes a default or an Event of Default; and

(d)
When duly executed and delivered, each of this Agreement, the Purchase Agreements and any other Transaction Documents will be legal and binding obligations of it, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

5.	Reference to and Effect on the Transaction Documents.

(a)
Upon the effectiveness of this Agreement, each reference in the Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each such reference in the Transaction Documents, shall mean and be a reference to the Purchase Agreement, or the applicable Transaction Document, as amended hereby.

(b)
Except as specifically amended above, the Purchase Agreements, the Notes, and all other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, the Pledge Agreement and related documents and all collateral described therein do and shall continue to secure the payment of all obligations of Debtor under the Purchase Agreements, the Notes, and any other Transaction Documents, each as amended hereby.

(c)
In the event of any inconsistency between the terms of any Transaction Document and the terms of such Transaction Document as amended hereby, the terms of the Transaction Document, as amended hereby, shall control.

(d)
The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Purchaser under, or constitute a waiver of any other provision of, any of the Transaction Documents.

6.           Further Assurance; Costs and Expenses.  Debtor shall pay any and all costs and expenses payable or determined to be payable in connection with the execution and delivery, filing or recording of this Agreement and the other instruments and documents to be delivered hereunder, and agrees to save Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.  Debtor hereby agrees to execute such other documents to be filed of record as may be necessary or as may be required in the opinion of counsel to Purchaser, to effect the transactions contemplated hereby and to protect the liens and security interests of the Transaction Documents, and the liens and/or security interests in all other collateral.

7.           Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

8.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that Purchaser has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of New York law shall not be deemed to deprive Purchaser of such rights and remedies as may be available under Federal law.

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9.           No Set-offs, Counterclaims, Defenses, Etc.  Debtor and each of the Guarantors, by their execution hereof, each hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Purchaser arising out of the Transaction Documents, or any other documents mentioned herein or otherwise; and to the extent any such set-offs, counterclaims, defenses, or other causes of action may exist, whether known or unknown, such items are hereby waived by Debtor.  Debtor hereby reaffirms to Purchaser each of its respective representations, warranties, covenants and agreements contained in the Transaction Documents with the same force and effect as if each were separately stated herein and made as of the date hereof.

10.           Successors and Assigns.  This Agreement shall be binding upon, and shall inure to the benefit of, the parties’ respective successors and assigns.

11.           Final Agreement.  THIS AGREEMENT, THE NOTES, THE DEED OF TRUST AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized signatory as of the date first indicated above.

DEBTOR:

TRI-VALLEY CORPORATION, a Delaware corporation

By:	/s/ Maston N. Cunningham
Maston N. Cunningham, Chief Executive Officer

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized signatory as of the date first indicated above.

PURCHASER:

GEORGE T. GAMBLE 1991 TRUST

By:	/s/ G. Thomas Gamble, Trustee
G. Thomas Gamble, Trustee

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RATIFICATION AND AFFIRMATION OF GUARANTORS

As of May 4, 2012, each undersigned Guarantor (“Guarantor”, and collectively, “Guarantors”) hereby expressly (a) acknowledges the terms of this Agreement, (b) ratifies and affirms its obligations under that certain Guaranty Agreement dated as of March 30, 2012 (as amended, modified, supplemented or restated from time to time in effect, the “Guaranty”) executed by each Guarantor in favor of the Purchaser, (c) acknowledges, renews and extends its continued liability under said Guaranty and agrees that said Guaranty remains in full force and effect notwithstanding the matters contained herein, and (d) represents and warrants to the Purchaser that as of the date hereof, after giving effect to the terms of this Agreement, all of the representations and warranties contained in each Transaction Document to which said Guarantor is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date.

GUARANTORS:

TRI-VALLEY OIL & GAS CO., a California corporation

By:	/s/ Maston N. Cunningham
Maston N. Cunningham, Chief Executive Officer and President

SELECT RESOURCES CORPORATION, a Delaware corporation

By:	/s/ Maston N. Cunningham
Maston N. Cunningham, Chief Executive Officer

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Schedule 2
FORM OF SUPPLEMENT TO PLEDGE AND SECURITY AGREEMENT

THIS SUPPLEMENT TO PLEDGE AND SECURITY AGREEMENT (this “Supplement”), dated as of _______________, is made by TRI-VALLEY CORPORATION, a Delaware corporation (“Debtor”), in favor of GEORGE T. GAMBLE, TRUSTEE OF THE GEORGE T. GAMBLE 1991 TRUST (“Purchaser”).  All capitalized terms not defined herein shall have the meaning ascribed to them in the Pledge Agreement referred to below unless otherwise stated.

W I T N E S S E T H:

WHEREAS, Purchaser purchased the Notes pursuant to the terms of the Purchase Agreements;

WHEREAS, in connection with the Purchase Agreements, Debtor entered into the Amended and Restated Pledge and Security Agreement, dated as of March 30, 2012 (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”) in favor of Purchaser, as security for the Secured Obligations under the Purchase Agreements;

WHEREAS, the Purchase Agreements require that the Debtor pledge the common stock or membership units described hereto in Annex 1; and

WHEREAS, the Debtor has agreed to execute and deliver this Supplement in order to pledge such common stock or membership units.

NOW, THEREFORE, IT IS AGREED:

1.           Pledge Agreement.  By executing and delivering this Supplement, the Debtor, as provided in Section 6.1(i) of each of the Purchase Agreements, hereby pledges and grants a security interest in (a) the shares of common stock or membership units of the issuers identified in Annex 1 hereto (“Issuers”) and all other shares of common stock or membership units of whatever class of the Issuers, now or hereafter owned by the Debtor, in each case together with the certificates evidencing the same (collectively, the “Pledged Securities”); (b) all shares, units, securities, moneys or property representing a dividend on any of the Pledged Securities, or representing a distribution or return of capital upon or in respect of the Pledged Securities, or resulting from a split-up, revision, reclassification or other like change of the Pledged Securities or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Securities; (c) without affecting the obligations of the Debtor under any provision prohibiting such action hereunder or under the Purchase Agreements, in the event of any consolidation or merger in which an Issuer is not the surviving corporation, all shares of each class of the common stock or membership units of the successor corporation formed by or resulting from such consolidation or merger (the Pledged Securities, together with all other certificates, shares, units, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (a) or (b) above and this clause (c) being herein collectively called the “Collateral”) and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.  Upon execution of this Supplement, such securities described in clauses (a), (b) and (c) will constitute “Pledged Securities” and “Collateral”, as applicable, for purposes of the Pledge Agreement with the same force and effect as if originally listed on Schedule 1(a) thereto.  The information set forth in Annex 1 hereto is hereby added to the information set forth in Schedule 1(a) to the Pledge Agreement.  The Debtor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Pledge Agreement is true and correct on and as the date hereof (after giving effect to this Supplement) as if made on and as of such date.

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2.           Governing Law.  This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

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DEBTOR:

TRI-VALLEY CORPORATION, a Delaware corporation

By:
Maston N. Cunningham, Chief Executive Officer

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Annex 1

PLEDGED SECURITIES

Registered Holder (Debtor)	Corporation (Issuer)	Jurisdiction of Organization of Issuer	Ownership of Debtor in Issuer (common shares of Issuer)

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Schedule 3

CERTAIN DEFINED TERMS

All capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in this Schedule 3, and if not defined in this Schedule 3 or otherwise in this Agreement, the meanings set forth in the First Purchase Agreement (as defined below) unless otherwise stated.  For purposes of this Agreement, the following terms have the meanings set forth below:

“First Note”:  that certain 14% Senior Secured Note issued by the Debtor and payable to Purchaser dated as of March 30, 2012 (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part).

“First Purchase Agreement”: that certain Senior Secured Note and Warrant Purchase Agreement by and between Debtor and Purchaser dated as of March 30, 2012 (as amended, restated, supplemented, or otherwise modified from time to time).

“Notes”:  collectively, the First Note and the Second Note.

“Obligations”:  collectively, the Obligations (as defined in the First Purchase Agreement) and the Obligations (as defined in the Second Purchase Agreement).

“Purchase Agreements”:  collectively, the First Purchase Agreement and the Second Purchase Agreement.

“Second Note”:  that certain 14% Senior Secured Note issued by the Debtor and payable to Purchaser dated as of May 4, 2012 (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part).

“Second Purchase Agreement”:  that certain Senior Secured Note and Warrant Purchase Agreement by and between Debtor and Purchaser dated as of May 4, 2012 (as amended, restated, supplemented, or otherwise modified from time to time).

“Select Resources”:  Select Resources Corporation, Inc., a Delaware corporation, which is a wholly-owned subsidiary of Debtor.

“Select Securities”:  all of the issued and outstanding shares of common stock of Select Resources.

“Subsidiaries”:  collectively, TVOG, Select Resources, and any other Person 50% or more of whose voting securities or other ownership interests are directly or indirectly owned by Debtor (and each, a “Subsidiary”).

“Transaction Documents”:  collectively, the Transaction Documents (as defined in the First Purchase Agreement) and the Transaction Documents (as defined in the Second Purchase Agreement) (all as amended, restated, supplemented, or otherwise modified from time to time).

“TVOG”:  Tri-Valley Oil & Gas Co., a California corporation, which is a wholly-owned subsidiary of Debtor.

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“TVOG Securities”:  all of the issued and outstanding shares of common stock of TVOG.

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